                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    2.84772%
POOL NUMBER:  Group 1 = 1788
____________________________________________________________________________________________

ISSUE DATE:  11/09/2001
CERTIFICATE BALANCE AT ISSUE:    $765,997,521.54

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     959                         $430,206,621.69
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $764,259.68
Unscheduled Principal Collection/Reversals                           $240,866.76
Liquidations-in-full                                      47      $21,200,970.10
Net principal Distributed                                         $22,206,096.54    ($22,206,096.54)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        912                         $408,000,525.15

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,496,564.12

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $475,672.38

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $23,226,988.28

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    2.84772%
POOL NUMBER:  Group 1 = 1788
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $22,206,096.54     $1,020,891.74             $0.00     $1,020,891.74             $0.00    $23,226,988.28

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $12,998,698.00             $0.00             $0.00             $0.00    $12,998,698.00
Bankruptcy Bond
   Single-Units           $250,114.00             $0.00             $0.00             $0.00       $250,114.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $23,347,007.00             $0.00             $0.00             $0.00    $23,347,007.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $3,774,888.49         6      $2,481,780.92         3      $1,306,089.73

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    1        $987,038.88         3      $2,326,959.04         1      $1,387,167.50

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $24,747,424.64
                B2                $10,934,993.42
                B3                 $6,906,264.93
                B4                 $2,302,088.30
                B5                 $2,302,088.30
                B6                 $4,564,752.07
                              __________________
                Total             $51,757,611.65
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-ar3               POOL NUMBER:  Group 1 = 1788

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $408,000,525.15**       $10,289,846.80***        $3,774,888.49***
Number:                         1564                     18                       6
% of Pool:                    100.00%                  2.52%                   0.93%
(Dollars)
% of Pool:                    100.00%                  1.15%                   0.38%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $2,481,780.92***          $319,050.85***        $2,326,959.04***
Number:                           6                       2                       3
% of Pool:                    0.61%                    0.08%                   0.57%
(Dollars)
% of Pool:                    0.38%                    0.13%                   0.19%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:        $1,387,167.50***
Number:                           1
% of Pool:                     0.34%
(Dollars)
% of Pool:                     0.06%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.34950992.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.45800%
POOL NUMBER:  Group 2 = 1789
____________________________________________________________________________________________

ISSUE DATE:  11/09/2001
CERTIFICATE BALANCE AT ISSUE:    $401,352,812.03

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     437                         $198,799,081.88
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $221,673.43
Unscheduled Principal Collection/Reversals                            $37,535.32
Liquidations-in-full                                      30      $15,130,564.86
Net principal Distributed                                         $15,389,773.61    ($15,389,773.61)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        407                         $183,409,308.27

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $856,802.75

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $283,930.04

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $15,962,646.32

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             07/2003 DISTRIBUTION REPORT

SERIES:  wamu 2001-ar3                                 WEIGHTED AVERAGE PC RATE:    3.45800%
POOL NUMBER:  Group 2 = 1789
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $15,389,773.61       $572,872.71             $0.00       $572,872.71             $0.00    $15,962,646.32

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard         $12,998,698.00             $0.00             $0.00             $0.00    $12,998,698.00
Bankruptcy Bond
   Single-Units           $250,114.00             $0.00             $0.00             $0.00       $250,114.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $23,347,007.00             $0.00             $0.00             $0.00    $23,347,007.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    6      $2,888,406.14         1        $442,876.61         1        $394,435.11

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class B1, B2, B3, B4, B5, B6
Certificates immediately after the principal and interest distribution on
07/25/2003 are as follows:

                Class       Class Principal Balance
                B1                $24,747,424.64
                B2                $10,934,993.42
                B3                 $6,906,264.93
                B4                 $2,302,088.30
                B5                 $2,302,088.30
                B6                 $4,564,752.07
                              __________________
                Total             $51,757,611.65
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of June 30, 2003):

SERIES:  2001-ar3               POOL NUMBER:  Group 2 = 1789

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $183,409,308.27**        $3,725,717.86***        $2,888,406.14***
Number:                          836                      8                       6
% of Pool:                    100.00%                  2.03%                   1.57%
(Dollars)
% of Pool:                    100.00%                  0.96%                   0.72%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $442,876.61***          $394,435.11***                $0.00***
Number:                           1                       1                       0
% of Pool:                    0.24%                    0.22%                   0.00%
(Dollars)
% of Pool:                    0.12%                    0.12%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all July 01, 2003 scheduled payments and June 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
June 30, 2003.

Trading Factor, calculated as of distribution date : 0.15711591.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including July 01, 2003, and unscheduled prepayments in months prior to July ) can be calculated.